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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

         Date of Report (Date of earliest event reported): May 13, 2002
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                                   AKSYS, LTD.
                                   ----------

             (Exact name of registrant as specified in its charter)
                                     0-28290
                            (Commission File Number)

           Delaware                                  36-3890205
           --------                                  ----------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


                               Two Marriott Drive
                          Lincolnshire, Illinois 60069
                          ----------------------------
             (Address of principal executive offices, with zip code)

                                 (847) 229-2020
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

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Item 5. Other Events

     On May 13, 2002, Aksys, Ltd. (the "Company") issued 3,319,396 shares of its common stock at $5.29 per share in a private placement to institutional investors pursuant to a Securities Purchase Agreement dated May 7, 2002. The gross proceeds of the offering were approximately $17,560,000. The shares were sold with the assistance of U.S. Bancorp Piper Jaffray ("Piper Jaffray"). As the placement agent, Piper Jaffray received a fee of approximately $1,050,000.

     Pursuant to a Registration Rights Agreement dated May 7, 2002, the Company has agreed to file with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock issued to the investors.

     The terms of the private placement are more fully set forth in the Securities Purchase Agreement and Registration Rights Agreement attached hereto as Exhibits 10.1 and 10.2. A copy of the press release dated May 13, 2002 announcing the private placement is included in this report as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c) Exhibits

             10.1     Securities Purchase Agreement dated May 7, 2002

             10.2     Registration Rights Agreement dated May 7, 2002

             99.1     Press Release dated May 13, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AKSYS, LTD.

                                            /s/ Lawrence D. Damron
                                            -------------------------------

                                            By:  Lawrence D. Damron
Date: May 13, 2002                          Its: Senior Vice President and Chief
                                                 Financial Officer


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                                   AKSYS, LTD.

                                INDEX TO EXHIBITS

   Exhibit
   Number               Description
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    10.1                Securities Purchase Agreement dated May 7, 2002

    10.2                Registration Rights Agreement dated May 7, 2002

    99.1                Press Release dated May 13, 2002.

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